UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2022

Tidewater Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-6311	72-0487776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6002 Rogerdale Road, Suite 600 Houston, Texas		77072
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 470-5300

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	TDW	New York Stock Exchange
Series A Warrants to purchase shares of common stock	TDW.WS.A	New York Stock Exchange
Series B Warrants to purchase shares of common stock	TDW.WS.B	New York Stock Exchange
Warrants to purchase shares of common stock	TDW.WS	NYSE American
Preferred stock purchase rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition.

On March 9, 2022, Tidewater Inc. (“Tidewater” or the “Company”) issued an earnings release announcing its financial results for the three and twelve months ended December 31, 2021.  The press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference as if fully set forth under this item.

Tidewater will hold a conference call to discuss results for the three and twelve-month periods ending December 31, 2021 on March 9, 2022, at 8:00 a.m. Central Time. Investors and interested parties may listen to the earnings conference call via telephone by calling +1.844.200.6205 if calling from the U.S. or Canada (+1.929.526.1599 if calling from outside the U.S.) and provide Access Code: 568379 prior to the scheduled start time. A live webcast of the call will also be available in the Investor Relations section of Tidewater’s website at investor.tdw.com.

A replay of the conference call will be available beginning at 10:30 a.m. Central Time on March 9, 2022 and will continue until 11:59 p.m. Central Time on April 9, 2022. To access the replay, visit the Investor Relations section of Tidewater’s website at investor.tdw.com

The conference call will contain forward-looking statements in addition to statements of historical fact. The actual achievement of any forecasted results or the occurrence of future economic or business developments in the way anticipated or projected by the Company involves numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statements. Such risks and uncertainties include, among other things, risks associated with the general nature of the oilfield service industry and other factors discussed within the “Risk Factors” section of Tidewater’s most recent Forms 10-Q and 10-K. Please read “Disclaimer Regarding Forward Looking Statements” at the end of this Current Report.

Item 7.01.  Regulation FD Disclosure.

On March 9, 2022, the Company issued a press release announcing that the Company has entered into a definitive agreement to acquire all of the outstanding shares of Swire Pacific Offshore Holdings Limited, a subsidiary of Swire Pacific Limited, for approximately $190 million, consisting of 8,100,000 warrants to acquire the Company’s common stock and $42,000,000 in cash (the “Transaction”). A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference as if fully set forth under this item.

On March 9, 2022, the Company provided supplemental information regarding the Transaction in an investor presentation posted on its website. A copy of the investor presentation is furnished as Exhibit 99.3 to this Current Report and is incorporated herein by reference as if fully set forth under this item. In addition, Tidewater expects to discuss the Transaction on the aforementioned conference call to discuss results for the three and twelve-month periods ending December 31, 2021.

The information furnished pursuant to Items 2.02 and 7.01, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing made by us under the Exchange Act or Securities Act of 1933, as amended, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.

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Disclaimer Regarding Forward Looking Statements.

In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company notes that certain statements set forth in this Current Report on Form 8-K provide contain certain forward-looking statements which reflect our current view with respect to future events and future financial performance. Forward-looking statements are all statements other than statements of historical fact. All such forward-looking statements are subject to risks and uncertainties, many of which are beyond the control of the Company, and our future results of operations could differ materially from our historical results or current expectations reflected by such forward-looking statements. These risks and uncertainties include, without limitation: the risks related to fluctuations in worldwide energy demand and oil and natural gas prices, and continuing volatility of oil and natural gas prices without a clear indication of if, or when, prices will stabilize at a level to support renewed offshore exploration activities; fleet additions by competitors and industry overcapacity; our limited capital resources available to replenish our asset base as needed, including through acquisitions or vessel construction, and to fund our capital expenditure needs; uncertainty of global financial market conditions and potential constraints in accessing capital or credit if and when needed with favorable terms, if at all; changes in decisions and capital spending by customers in the energy industry and the industry expectations for offshore exploration, field development and production; consolidation of our customer base; loss of a major customer; changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; rapid technological changes; delays and other problems associated with vessel maintenance; the continued availability of qualified personnel and our ability to attract and retain them; the operating risks normally incident to our lines of business, including the potential impact of liquidated counterparties; our ability to comply with covenants in our indentures and other debt instruments; acts of terrorism and piracy; the impact of regional or global public health crises or pandemics; the impact of potential information technology, cybersecurity or data security breaches; integration of acquired businesses and entry into new lines of business including in connection with the Transaction; disagreements with our joint venture partners; natural disasters or significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well developed or consistently enforced; the risks associated with our international operations, including local content, local currency or similar requirements especially in higher political risk countries where we operate; interest rate and foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; changes in laws governing the taxation of foreign source income; retention of skilled workers; enforcement of laws related to the environment, labor and foreign corrupt practices; the potential liability for remedial actions or assessments under existing or future environmental regulations or litigation; the effects of asserted and unasserted claims and the extent of available insurance coverage; and the resolution of pending legal proceedings. The forward-looking statements should be considered in the context of the risk factors listed above and those discussed within the “Risk Factors” section of Tidewater’s most recent Forms 10-Q and 10-K, as updated by subsequent filings with the Securities and Exchange Commission. Investors and prospective investors are cautioned not to rely unduly on such forward-looking statements, which speak only as of the date hereof.

Item 9.01         Financial Statements and Exhibits.

(d)         Exhibits.

The following exhibits are furnished with this Form 8-K:

Exhibit No.	Description
99.1	Press Release announcing earnings, dated March 9, 2022
99.2	Press Release announcing the Transaction, dated March 9, 2022
99.3	Investor Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIDEWATER INC.

Dated: March 9, 2022	By:	/s/ Samuel R. Rubio
Samuel R. Rubio
Executive Vice President, Chief Financial Officer

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